EXHIBIT 24.1
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                                POWER OF ATTORNEY
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     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First
Advantage Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Kenneth D. DeGiorgio, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-8 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Class A Common Stock, par value $.001 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


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

         Date: January 7, 2004      By:                                /s/ Parker S. Kennedy
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                                                              Parker S. Kennedy, Chairman

         Date: January 7, 2004      By:                                /s/ John Long
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                                                              John Long, Director

         Date: January 7, 2004      By:                                /s/ J. David Chatham
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                                                              J. David Chatham, Director

         Date: January 7, 2004      By:                                /s/ Barry Connelly
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                                                              Barry Connelly, Director

         Date: January 7, 2004      By:                                /s/ Lawrence D. Lenihan, Jr.
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                                                              Lawrence D. Lenihan, Jr., Director

         Date: January 7, 2004      By:                                /s/ Donald Nickelson
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                                                              Donald Nickelson, Director

         Date: January 7, 2004      By:                                /s/ Donald Robert
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                                                              Donald Robert, Director

         Date: January 7, 2004      By:                                /s/ Alex Sink
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                                                              Alex Sink, Director

         Date: January 7, 2004      By:                                /s/ David Walker
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                                                              David Walker, Director
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